Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The International Equity Fund

Supplement dated March 25, 2016 to the prospectus dated May 1, 2015 (the “Prospectus”)

Effective immediately:

The section titled “The International Equity Fund” under “Management of the Trust” on page 79 of the Prospectus is restated in relevant part as follows:

•    Gerald Smith, Portfolio Manager.  Mr. Smith graduated MA in Philosophy from St. Andrews University (including University of California, Berkeley in 1982/83) and B.Phil in Philosophy from Brasenose College, Oxford in 1986. He joined Baillie Gifford in 1987 and became a Partner in 1998. Mr. Smith chairs both the Investment Advisory Group and the Emerging Markets Investment Advisory Group and has chaired the ACWI ex US Alpha Portfolio Construction Group since its inception in 2006. Mr. Smith is currently on a sabbatical from his day-to-day investment activities with the Manager, effective as of the close of business on March 25, 2016 and returning on June 21, 2016. During Mr. Smith’s absence, Angus Franklin, who currently serves as Portfolio Manager for the Fund, will assume Mr. Smith’s duties with the Manager.